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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    February 10, 2003
                                                   --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)




          Michigan                      0-27656                 38-3261854
-----------------------------           -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan          48335
--------------------------------------------------------------        ----------
           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (248) 476-3200
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 -- 4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

         On February 10, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing the determination by a Nasdaq Listing Qualifications Panel to continue the listing of the Company's securities on The Nasdaq SmallCap Market. The information contained in the press release is incorporated herein by reference.

ITEM 6. NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        NOT APPLICABLE.

         (c)               EXHIBITS.

                            99.1 Press Release issued February 10, 2003, announcing the determination by a Nasdaq Listing Qualifications Panel to continue the listing of the Company's securities on The Nasdaq SmallCap Market.

ITEMS 8 AND 9. NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHILDTIME LEARNING CENTERS, INC.


Date: February 10, 2003              By: /s/ Frank M. Jerneycic
                                        ----------------------------------------
                                        Frank M. Jerneycic
                                        Its: Chief Financial Officer and
                                             Treasurer



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                                 Exhibit Index


 No.            Description of Exhibits
-----           -----------------------

99.1 Press Release issued February 10, 2003, announcing the determination by a Nasdaq Listing Qualifications Panel to continue the listing of the Company's securities on The Nasdaq SmallCap Market.